SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 1998



                                  SBARRO, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


           1-8881                                         11-2501939
   -----------------------                     ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


            763 Larkfield Road, Commack, New York              11725
          ----------------------------------------           ---------
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
------            ------------

         As previously reported (initially in a Current Report on Form 8-K dated (date of earliest event reported) January 27, 1998), following the Company's announcement of a proposal for the merger of the Company with a company to be owned by members of the Sbarro Family, seven lawsuits were instituted against the Company, certain directors and/or members of the Sbarro Family.

         The defendants have received a Notice dated September 14, 1998 from the plaintiffs in each of the seven actions to the effect that each of the actions has been discontinued, without prejudice and without cost to any party.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SBARRO, INC.


Date: September 22, 1998                             By: /s/ Robert S. Koebele
                                                        ------------------------
                                                             Robert S. Koebele,
                                                         Vice President-Finance